UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

May 3, 2004

Date of Report (Date of earliest event reported)

NORTH AMERICAN SCIENTIFIC, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-26670	51-0366422
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

20200 Sunburst Street, Chatsworth, California	91311
(Address of principal executive offices)	(Zip Code)

(818) 734-8600
(Registrant’s telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

ITEM 5.                  Other Events.

On May 3, 2004, North American Scientific, Inc. reported that its previously announced acquisition of privately held NOMOS Corporation was approved by the stockholders of both companies at separate special stockholders’ meetings.

North American Scientific also issued a press release announcing the stockholder approvals, a copy of which is attached as Exhibit 99.1 to this report.

ITEM 7.                  Financial Statements and Exhibits.

(c)   Exhibits:

99.1                                                   Press release issued by North American Scientific, Inc. on May 3, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORTH AMERICAN SCIENTIFIC, INC.

Date: May 3, 2004	By:	/s/ L. MICHAEL CUTRER
		Name:	L. Michael Cutrer
		Title:	President and Chief Executive Officer
(Principal Executive Officer)

INDEX TO EXHIBITS

Exhibit No.	Description

99.1	Press release by North American Scientific, Inc. on May 3, 2004